UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box
  ☒ Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

BANYAN CORPORATION
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of Securities to which transaction applies: Not Applicable
	2.	Aggregate number of Securities to which transaction applies: Not Applicable
3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable

	4.	Proposed maximum aggregate value of transaction: Not Applicable
	5.	Total fee paid: Not Applicable

☐	Fees paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid: Not Applicable
	2.	Form, Schedule or Registration Statement No.: Not Applicable
	3.	Filing Party: Not Applicable
	4.	Date Filed: Not Applicable

BANYAN CORPORATION
Suite 500, 1925 Century Park East
Los Angeles, CA 90067

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO OUR SHAREHOLDERS:

          Please take notice that the annual meeting of shareholders of Banyan Corporation, an Oregon corporation, will be held at 2:00 p.m., local time, on Monday, January 10, 2005 at our offices at Suite 500, 1925 Century Park East, Los Angeles, CA 90067, for the following purposes:

1. To elect three directors;

2. To approve Restated Articles of Incorporation with Amendments.

3. To approve the 2004 Human Resources Incentive Plan and options thereunder;

4. To ratify the appointment of Schwartz Levitsky Feldman LLP, to audit our financial statements for the year ending December 31, 2004; and,

5. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

          Shareholders of record at the close of business on December 6, 2004 are entitled to vote at the meeting. You are cordially invited to attend.

          Whether or not you expect to attend, complete, sign and return the enclosed proxy in the envelope provided as soon as possible to assure your representation at the meeting.

          Your vote is important to us.

By Order of the Board of Directors

Cory H. Gelmon, President and Secretary
December 10, 2004

BANYAN CORPORATION
Suite 500, 1925 Century Park East
Los Angeles, CA 90067

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

          This proxy is solicited on behalf of our Board of Directors for use at our annual meeting of shareholders. The meeting is to be held at 2:00 p.m., local time, on Monday, January 10, 2005, at our offices at Suite 500, 1925 Century Park East, Los Angeles, CA 90067.

          You are requested and encouraged to vote by proxy. Your proxy will be voted as you specify on the proxy. Your shares will be voted "for" each of the matters to be acted upon unless otherwise specified. You may withhold authority from the proxy holders to vote "for" election of any director nominee and the other matters to be acted upon at the meeting. To withhold authority, mark the box "withhold authority," and in the case of the election of directors, strike through the name of the nominee. If you do not strike through the name your proxy will be voted "for" such nominee. You may revoke your proxy before it is voted by written notice addressed to Cory H. Gelmon, Secretary, Suite 500, 1925 Century Park East, Los Angeles, CA 90067. By issuing a later proxy, or by attending and voting in person at the meeting. Printed ballots will be available at the meeting.

          Our voting securities consist of shares of Class A Common Stock, no par value (the "common stock"). Shareholders of record at the close of business on December 6, 2004 are entitled to vote at the meeting. There were 58,661,744 shares of common stock issued and outstanding on the record date. Each share has one vote on any matter to be acted upon at the meeting. A quorum for the transaction of business is a majority of the shares entitled to vote. Each matter to be acted upon at the meeting will be approved if the votes "for" are greater than the votes "against." Abstentions and "broker non-votes" are counted in determining a quorum. They are not counted "for" or "against" any matter. There are no dissenters' rights of appraisal with respect to the matters to be acted upon at the meeting.

          We will conduct this proxy solicitation primarily by mail. This proxy statement and form of proxy are first sent or given to shareholders on or about December 20, 2004. Proxies may also be solicited personally, by mail, e-mail or telephone. We will pay the expenses of the proxy solicitation, including the cost of preparing, assembling and mailing the material. Directors, officers and regular employees may solicit proxies and will not receive additional compensation for soliciting. No specially engaged employees, representatives or other persons have been or are to be employed to solicit proxies. We will request banks and brokers to mail material to their customers who beneficially own shares held of record in nominee name and will reimburse the banks and brokers for reasonable out-of-pocket expenses.

          The matters to be acted upon at the meeting listed in the preceding notice and more fully discussed below under the caption "Matters to be Acted Upon."

Directors and Executive Officers; Corporate Governance

Name	Age	Positions
Michael J. Gelmon	40	Chief Executive Officer and Director
Cory H. Gelmon	44	President, Chief Financial Officer, Director
Richard J. Doran	49	Nominee for Director

          The Board of Directors of the Company is comprised of three directors of one class. Each director is elected to hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Officers are elected annually by the Board of Directors and hold office until successors are duly elected and qualified.

          The following is a brief account of the business experience of each director and executive officer of the Company and the nominee for director.

          Michael J. Gelmon. Mr. Gelmon is an experienced franchising entrepreneur and executive as well as a real estate lawyer. He has been our Chief Executive Officer and a director since 2001. From 1993 through 1997, Mr. Gelmon was a founding shareholder, director, as well as head of acquisitions and real estate for Domino's Pizza of Canada Ltd., the Domino's Pizza master franchisor in Canada. He was an integral part of the team that was responsible for growing the Domino's Pizza chain to 200 stores throughout Canada. Mr. Gelmon received his Bachelor of Laws with honors from the University of London in 1988 and a Bachelor of Arts from the University of Calgary in 1988.

          Cory H. Gelmon. During Cory H. Gelmon's sixteen-year career in franchising, he has been an owner, promoter, executive and a franchise lawyer. Mr. Gelmon has been our president and chief financial officer since 2001. From 1993 until 1997, he was chief operating officer and general counsel of Domino's Pizza of Canada Ltd. Mr. Gelmon was largely responsible for growing the Domino's Pizza chain to 200 stores throughout Canada. He received his Bachelor of Laws with honors from the University of London in 1987 and a Bachelor of Arts from the University of Calgary in 1984.

          Michael J. Gelmon and Cory H. Gelmon are brothers.

          Richard J. Doran. Mr. Doran has more than twenty-years of experience in mortgage banking, including extensive experience in management, marketing and sales in both the United States and England. Since May 2002, Mr. Doran has been chief executive officer of Kensington Financial Services, LLC, a New Jersey-based mortgage broker with more than 50 employees and operations in several states. From 1997 through 2001, he was a top marketing executive of the Alliance Funding Division of Superior State Bank, New York, with responsibility for its wholesale mortgage marketing and sales and business planning. Mr. Doran received his college education at Fairleigh Dickinson University and Rutgers University.

Committees of the Board of Directors

          Audit Committee. The entire Board of Directors acts as our audit committee. There is no separately designated standing audit committee of the Board of Directors or a committee performing similar functions. Accordingly, there is no audit committee financial expert. We are exempt from the Securities and Exchange Commission requirements for a separate audit committee. The report of the audit committee is attached to this proxy statement.

          No Compensation Committee. We have no compensation committee of the Board of Directors. The entire board acts as our compensation committee. Transactions between the Gelmons, members of their immediate families and the entities they own and control and us are not conducted at arm's-length. These include their compensation arrangements set forth in "Executive Compensation" and the transactions set forth in "Certain Relationships and Related Transactions" below. The Gelmons without any independent authorization, review or oversight set the terms of these arrangements and transactions. There can be no assurance that the terms thereof are comparable to those that would be negotiated at arm's-length or otherwise fair and reasonable, despite the good faith belief of the Gelmons that they are.

          No Nominating Committee. We have no nominating committee of the Board of Directors. The entire board acts as our nominating committee. The basis for the review of the board that it is appropriate for us not to have a nominating committee is that our board is small enough to operate as a unit.

          Nominating Process

          The Board of Directors identifies and evaluates any nominees directors. The board recommended the nominees on the proxy. Our criteria are that our directors should have varied, complementary backgrounds, proven leadership capabilities, experience at a high level of responsibility within their field, a grasp of the issues in business, finance, and franchising and operating chiropractic clinics, the highest personal and professional ethics, integrity and values, and commitment to the long-term interests of our shareholders. We also take into account: independence from management: education and professional background; judgment, skill, integrity and reputation; existing commitments and conflicts of interest; the size and composition of our existing Board of Directors; and, in the case of nominees for re-election, participation in meetings and any other significant contributions.

          Under our new procedures, the Board of Directors will evaluate candidates recommended by any shareholder that is the beneficial owner of shares representing more than one percent of the outstanding shares for one year or more. A shareholder making a recommendation that is the beneficial rather than record owner of shares may send a written statement from the record holder of the shares verifying that the beneficial owner meet these tests. A recommendation must be made in writing, state why the candidate meets all of our criteria, and contain the information required under Securities and Exchange Commission rules for a proxy statement soliciting proxies for the election of the candidate. The recommendation must also be accompanied by a signed consent of the candidate to serve as a director, if nominated and elected. The board may request additional information and interview the candidate in connection with its evaluation. Recommendations should be sent to Cory H. Gelmon, Secretary, Banyan Corporation, Suite 500, 1925 Century Park East, Los Angeles, CA 90067.

Meetings of Directors

          There were no formal meetings of the Board of Directors or committees of thereof in 2003 or 2004. The board acted by unanimous consent eight times in 2004. We have adopted a policy that all directors must attend the annual meeting of directors following the shareholders meeting and two-thirds of all other meetings of directors.

Shareholder Communications

          Shareholders may send communications addressed to the Board of Directors or to specified individual directors by mail addressed to Banyan Corporation, Suite 500 Century Park East, Los Angeles, CA 90067 by fax to 403-287-8804 or by e-mail through our web site www.chiropracticusa.com or our Cory H. Gelmon, Secretary, Banyan Corporation at cgelmon@telusplanet.net. All shareholder communications are sent directly to the board.

Codes of Ethics

          During 2004, we adopted a Code of Business Conduct and Ethics that addresses, among other things, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and use of company assets, compliance with laws (including insider trading laws), and reporting of unethical behavior. The Code of Business Conduct and Ethics is applicable to our directors, officers and all employees.

          In addition, we have adopted a Finance Code of Ethics that requires honest and ethical business conduct; full, accurate and timely financial disclosures; compliance with all laws, rules and regulations governing our business; and, prompt internal reporting of any violations of the code. The Finance Code of Ethics is applicable to our Chief Executive Officer, Chief Financial Officer and all finance employees. We intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding any amendment to or waiver of the Code of Ethics with respect to our Chief Executive Officer, Chief Financial Officer, and persons performing similar functions, by posting such information on our web site.

Compliance with Section 16(a) of the Exchange Act

          Our directors and executive officers failed to file on a timely basis reports required by Section 16(a), including Forms 3, 4 and 5 during the three most recent fiscal years and the year to date. With respect to Michael J. Gelmon there were eight late reports covering eleven transactions that were not reported on a timely basis. With respect to Cory H. Gelmon, there were nine late reports covering eleven transactions that were not reported on a timely basis. As of the date hereof, all reports required by Section 16(a) have been filed and are available on our web site.

Executive Compensation

Summary Compensation Table

          The following table sets forth certain information about the compensation paid to management during 2003.

Name & Position	Annual Compensation			Awards		Payouts
Name & principle position	Year	Salary	Annual other compensation	Restricted stock award	Securities underlying options/ SAR	LTIP payouts	All other compensation
Michael Gelmon Chief executive Officer and Director	2003 2002 2001	$120,000 $109,000 $60,000	$12,000 $12,000		1,000,000 1,000,000 500,000
Cory Gelmon President, Chief Financial officer, Secretary and Director	2003 2002 2001	$120,000 $109,000 $60,000	$12,000 $12,000		1,000,000 1,000,000 500,000

No bonuses were awarded in 2003 or 2004 and none are presently contemplated.

Employment and Other Compensation-Related Agreements with Management

          Our Management Agreements with the Gelmons, as amended, provide for payment of fees of $132,000 per year and an annual grant of stock options. The Management Agreements expire on April 30, 2005. In 2004 we have paid compensation under the Management Agreements to Michael J. Gelmon and Cory H. Gelmon $145,800 and $136,393, respectively. These figures include payments for accrued and unpaid salaries in prior years. As of the date hereof, we owed Michael J. Gelmon and Cory H. Gelmon $ 178,998.60 for accrued and unpaid salaries.

          We retained the Gelmons' law partnership, the Britannia Law Firm, to serve as our general counsel and special Canadian counsel particularly in the areas of franchising, mergers and acquisitions, Canadian corporate law, real estate law, and other matters. For 2004, we paid the Britannia Law Firm $180,000 at the rate of $15,000 per month. We paid the Britannia Law Firm $180,000 in 2003.

Equity Compensation Plan Information

          On October 28, 2004 the Board of Directors adopted the 2004 Human Resources Incentive Plan (the "Incentive Plan") to provide incentive compensation to employees, directors, officers and others who serve us. The Incentive Plan provides for the granting of up to 50,000,000 options and shares to our personnel. Generally, stock options granted under the Incentive Plan are for a maximum term of ten years and unless otherwise provided in the specific award document vest and are exercisable immediately. Unless otherwise provided, the options expire within one year after termination of service with us or three months if termination is for cause. The Board of Directors administers the Incentive Plan. The Incentive Plan may be amended by the directors except where required by the Internal Revenue Code as to any increase in the total number of underlying shares and the class of persons eligible to receive options or as otherwise required by any applicable law or regulation.

          The Incentive Plan supercedes all of our previous stock option plans and any ad hoc issuance of options. In connection with the adoption of the Incentive Plan, we converted 21,073,238 options issued to our management (including all 9,000,000 shares issued to the Gelmons, area development representatives, franchisees, employees, consultants and one investor, into options subject to the Incentive Plan. We cancelled any other outstanding options. For additional information, please refer to "Matters to be Acted Upon at the Meeting -- Proposal 3. Approval of the 2004 Human Resources Incentive Plan."

Option Grants to Management in 2003

          Option grants to management during 2003 were as follows. Such options were not granted pursuant to any of the previous stock option plans and they are now subject to the Incentive Plan.

Name	Securities Underlying Options/SARs Granted (#)	Percent of Total Granted to Employees In Options/SARs Fiscal Year (1)	Exercise or Base Price ($/Sh)	Expiration Date
Michael Gelmon Chief Executive Officer and Director	1,000,000	49%	$0.10	10/1/2007
Cory Gelmon President, Chief Financial Officer, Secretary and Director	1,000,000	49%	$0.10	10/1/2007

(1)	Represents all options granted to individual during 2003 as a percentage of all options granted to employees during 2003.

Option Exercises and Year-End Values

          The following table sets forth certain values with respect to stock options held by management:

Name	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercises Options/SAR's at FY-end(#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SAR's at FY-end ($) Exercisable/ Unexercisable
Michael Gelmon Chief Executive Officer and Director			1,500,000 / 0	210,000 / 0
Cory Gelmon President, Chief Financial Officer, Secretary and Director			1,500,000 / 0	210,000 / 0
Lawrence Stanley (Former Chief Executive Officer , Secretary and Director	400,000	400,000	0	0 / 0

Option Grants to Management in 2004

          On October 28, 2004, we granted to Michael J. Gelmon and to Cory H. Gelmon options to purchase 2,000,000 shares each, exercisable at $.14 per share on or before November 1, 2009.

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth information, as of the record date, with respect to the beneficial ownership of our common stock by each person known to be the beneficial owner of more than five percent of the outstanding common stock, and by our two directors and executive officers and the nominee for director, individually and as a group:

Name and Address	Number of Shares Beneficially Owned	%
Cory H. Gelmon 3019 Roxboro Glen Road S.W. Calgary, Alberta, Canada T2S IT9	21,877,730(1)	31.1%
Michael J. Gelmon 7008 Kootenay Street S.W. Calgary, Alberta, Canada T2V 2M3	20,123,823(2)	29.5%
Patrick Anderson 6502 Normandy Lane Madison, Wisconsin 53719	6,250,000(3)	10.1%
Richard J. Doran (4) 112 Cheshire Lane Ringwood, NJ 07456	150,000	2.6%
Directors and Executive Officers as a group (3 persons)	41,461,563(5)	49.2%

(1)
Includes 4,500,000 immediately exercisable options, 5,023,833 shares to be issued in connection with the FSN Acquisition treated as immediately exercisable options (see "Certain Relationships and Related Transactions -- Franchise Support Network Acquisition"), 11,100,000 shares pledged as security for a loan, and 63,897 shares owned members of his immediate family (see "Certain Relationships and Related Transactions -- Securities Purchase Agreement).

(2)
Includes 4,500,000 immediately exercisable options, 5,023,833 shares to be issued in connection with the FSN Acquisition treated as immediately exercisable options (see "Certain Relationships and Related Transactions -- Franchise Support Network Acquisition"), 4,000,000 shares pledged as security for a loan (see "Certain Relationships and Related Transactions -- Securities Purchase Agreement), and 6,600,000 shares to be issued to repay a capital contribution, also treated as immediately exercisable options (see "Certain Relationships and Related Transactions -- Capital Contribution.)

(3)	Includes 3,125,000 immediately exercisable options.

(4)	Nominee for director.

(5)	Includes the shares and options referred to in footnotes (1) and (2).

          Only 15,663,897 of the Gelmons' shares are eligible to vote at the meeting. This constitutes 26.7% of the total number of shares eligible to vote.

Certain Relationships and Related Transactions

Chiropractic USA Acquisition

          On May 7, 2001, we purchased the Chiropractic USA development plan from the Gelmons for 2,000,000 shares of common stock, 1,000,000 shares each. The shares were valued at the market price of $.03 per share on that date.

Franchise Support Network Acquisition

          On May 7, 2001, we made an offer to purchase all of the issued and outstanding shares of Franchise Support Network, Inc. ("FSN") to the Gelmons, its shareholders, in exchange for 34,047,666 shares. These shares were valued at the market price of $.03 per share on that date. The assets of FSN were recorded at $-0- on our balance sheet, as FSN had no assets as of the acquisition date, had not commenced operations and expenses since inception were not material. On April 9, 2003, we issued to the Gelmons 24,000,000 shares for the purchase, 12,000,000 shares each. We intend to issue to the Gelmons the balance of 10,047,666 shares, 5,023,33 each, when the number of authorized shares is increased and the shares are available.

Acquisition of Corporate Clinics

          In September 2001, the Company entered into an agreement with Advanced Health Center, Inc. ("Advanced") to purchase three chiropractic clinics and their operating assets for $1,150,000. On June 26, 2002, the Company's wholly-owned subsidiary, Chiropractic USA, Inc. assigned its right to acquire the clinics to Southern Health Care, Inc. ("Southern"), a newly formed Colorado holding company with no other assets, in exchange for a management agreement and franchise agreements. Southern is wholly owned by the Gelmons. This assignment was undertaken at the request of the financial institution funding the acquisition to accommodate their desired organizational structure for the transaction.

          On July 29, 2002, Southern completed the acquisition of Advanced. Southern acquired accounts receivable of $973,469 and furniture, fixtures and equipment of $176,531 in exchange for $900,000 cash, notes payable of $200,000. We issued 277,778 shares of our Class A common stock valued at $50,000 ($.18 per share), the market price on the agreement date.

          On November 16, 2004, we prepaid the balance of $584,930 on a term loan and related installment note due July 31, 2005 in the original principal amount of $1,000,000 that we entered into to finance the acquisition.

          As part of the agreement to purchase Advanced, we issued an aggregate of 2,300,000 shares of its Class A common stock, valued at $345,000 ($.15 per share) to eight individuals for their personal guarantees of the term loan and installment note and as loan fees. Included in the eight individuals were Michael and Cory H. Gelmon, who each received 500,000 shares as guarantors and for their agreement to indemnify the other guarantors of the loan. Richard J Doran, the nominee for Director received 150,000 shares as a guarantor.

Loans

          Lloyd Parrish was a director who resigned in July 2002. As recently as April 9, 2003 he was also the beneficial owner of more than 5% of our common stock. In 2001 and prior fiscal years, Mr. Parish loaned us $28,200 and we issued several promissory notes to him that are due April 30, 2005. The notes are not secured and bear simple interest at 10% per annum. As of December 31, 2003, we owed Mr. Parrish $33,840 pursuant to these notes.

          During 2001, Eva Gelmon, the mother of the Gelmons loaned us $37,500. We issued two promissory notes to her that are due April 30, 2005. The notes are not secured and bear simple interest at 10% per annum. As of December 31, 2003, we owed Eva Gelmon $32,500 pursuant to these notes.

          During 2002, 860532 Alberta Ltd., which is owned and controlled by the Gelmons, loaned us $35,000. In 2004, we issued several promissory notes to Alberta Corp. The notes are not secured and bear simple interest at 10% per annum. The notes are payable on demand. As of December 31, 2003, we owed 860532 Alberta Corp. $73,580 pursuant to these notes. During the quarter ended September 2004, we borrowed an additional $12,830 from 860532 Alberta Corp. We issued a note due on January 1, 2006 that bears interest at 8% per annum. On November 16, 2004, we paid $53,567 against this debt to 860538 Alberta Ltd. As of the date hereof, we owe 860532 Alberta Ltd $23,863 in principal and interest.

Capital Contribution

          On August 25, 2004, Michael J. Gelmon returned 9,600,000 shares to us for cancellation as a capital contribution. These shares were treated as treasury stock available for issuance to others. As partial repayment of the capital contribution, we issued 3,000,000 shares to Michael J. Gelmon on December 3, 2004. We intend to repay the balance of 6,600,000 shares to Mr. Gelmon when the number of authorized shares is increased and the shares are available.

Securities Purchase Agreement

          Effective November 8, 2004 (the "Closing Date"), we entered into a Securities Purchase Agreement with AJW Partners, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC (hereinafter collectively referred to as the "Buyers") and ancillary agreements as hereinafter described (collectively the "Transaction Agreements"). Under the Securities Purchase Agreement, we agreed to sell the Buyers a total of $3,000,000 in Callable Secured Convertible Notes

(the "Notes") due November 8, 2006 with 10% annual interest payable quarterly, the first four months interest to be prepaid from proceeds of the Notes. The Buyers may convert the Notes into shares at the lower of $.22 per share or 40% of the three lowest intraday trading prices during the twenty trading days prior to conversion. The Notes can be converted into a minimum of 13,636,364 shares at the maximum conversion price of $.22 per share. Management believes that the actual conversion price may be lower and more than the minimum number of shares may be issued when the Notes are converted.

          We agreed to issue to the Buyers for no additional cash consideration Stock Purchase Warrants (the "Warrants") to purchase one share at $.40 per share for each one dollar of Notes purchased by the Buyers. The Warrants expire November 8, 2009.

          Payment of the Notes is secured by all of our assets pursuant to a Security Agreement and an Intellectual Property Security Agreement.

          Pursuant to a Registration Rights Agreement we agreed to file a registration statement to register on request by the Buyers the shares underlying the Notes and Warrants.

          Michael J. Gelmon and Cory H. Gelmon each entered into a Guaranty and Pledge Agreement to provide additional security for our performance of the Transaction Agreements. Michael J. Gelmon pledged to the Buyers the 4,000,000 shares he now owns of record and the 6,600,000 shares we owe him. Cory H. Gelmon pledged to the Buyers 11,100,000 shares he owns of record.

          We will be subject to the payment of certain penalties and damages in the event we do not satisfy our obligations under the Transaction Agreements including those with respect to registration of the shares underlying the Notes and Warrants.

          If all of the Notes are converted and/or if certain conversion limitations are disregarded, the Buyers are the beneficial owners of 5% or more of our outstanding shares. In the event we default under the Transaction Agreements, the Buyers may become the record and beneficial owners of the shares pledged by the Gelmons and thereby gain significant managerial control over us.

          On November 16, 2004, we received $1,200,000 from the Buyers from the sale of Notes. Under the Securities Purchase Agreement, the Buyers will also purchase $800,000 in Notes after we file a registration statement for the shares underlying the Notes and Warrants and an additional $1,000,000 in additional Notes after the effective date of the registration statement.

          We do not have sufficient shares authorized and available to issue upon the conversion of the Notes and the exercise of the Warrants. Under the Securities Purchase Agreement, we agreed to convene a meeting of the shareholders as soon as possible to increase the number of authorized shares.

Principal Accountant Fees and Services

          The following table presents fees for professional services rendered by Gelfond Hochstadt Pangburn P.C. (GHP) for Banyan Corporation for 2003 and 2002:

          The following table presents fees for professional services rendered by Gelfond Hochstadt Pangburn, P.C. (GHP) for Banyan Corporation for 2003 and 2002:

Type of Fees	Year Ended December 31, 2003	Year Ended December 31, 2002
Audit fees(a)	75,735	34,658

Tax fees(b)	915	140

Other fees( c)	0	0

          To safeguard the continued independence of the independent auditors, the Board has adopted a policy that expands our existing policy preventing our independent auditors from providing services to us that are prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended. This policy also provides that independent auditors are only permitted to provide services to the Company that have been pre-approved by the Board of Directors. Pursuant to the policy, all audit services require advance approval by the directors. All other services by the independent auditors that fall within certain designated dollar thresholds, both per engagement as well as annual aggregate, have been pre-approved under the policy. Different dollar thresholds apply to the three categories of pre-approved services specified in the policy (Audit Related services, Tax services and other services). All services that exceed the dollar thresholds must be approved in advance by the directors.

Matters to be Acted Upon at the Meeting

Proposal 1. Election of Directors.

          Our Bylaws provide for three directors. Directors are elected annually and hold office until the next annual meeting of shareholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal. It is intended that the proxies solicited by our directors will be voted "for" election of the following three nominees unless otherwise specified: Michael J. Gelmon, Cory H. Gelmon and Richard J. Doran. Michael J. Gelmon and Cory H. Gelmon are directors of Banyan. Richard J. Doran has been nominated by the full Board of Directors which performs the functions of a nominating committee. For a description of the background and experience of the candidates and the nominating process, please refer to "Directors and Executive Officers; Corporate Governance.'

Proposal 2. Approval of Restated Articles of Incorporation with Amendments.

          Our Board of Directors approved a proposed comprehensive restatement and amendment to our articles of incorporation. The full text of the Restated Articles of Incorporation with Amendments is attached to this proxy statement as Exhibit A.

          Reasons for proposal. Our Board of Directors believes that the Restated Articles of Incorporation with Amendments are in the best interests of us and our shareholders.

          Our articles of incorporation have been amended several times over the years and are set forth in various documents, making reference difficult.

          It is also critical to make additional shares of common stock available for acquisitions, financing, present and future employee benefit programs and other corporate purposes. We do not have sufficient authorized shares to deliver 650,000 shares we issued to pay promissory notes, 10,047,666 shares to be issued to the Gelmons in connection with the Franchise Support Network Acquisition, 6,600,000 shares to be issued to repay a capital contribution by Michael J. Gelmon, and 21,223,238 shares to be issued upon the exercise of options under our 2004 Human Resources Incentive Plan. This includes 9,000,000 options issued to the Gelmons. See "Certain Relationships and Related Transactions" and "Executive Compensation -- Equity Compensation Plan Information."

          Moreover, the increase in authorized capital is required in connection with the issue of Notes and Warrants described in "Certain Relationships and Related Transactions -- Securities Purchase Agreement." We do not have sufficient shares authorized and available to issue upon the conversion of the Notes and the exercise of the Warrants. Under the Securities Purchase Agreement, we agreed to convene a meeting of the shareholders as soon as possible to increase the number of authorized shares. If we are unsuccessful in timely increasing our authorized number of shares of common stock, we will be in default under those agreements and could face significant adverse consequences. Those consequences include, among other things, our loss of $1,800,000 in proceeds from future sales of Notes to the Buyers under the Security Purchase Agreement and payment of substantial penalties, our need to repay in cash the convertible debentures, and/or the loss of our assets through foreclosure by the Buyers of their Security interests. Any of these events may have a material adverse effect on our business, operations, financial condition, and cash flow. As of the date of this proxy statement, we are in imminent default under our agreements with the Buyers as a result of exhausting our authorized capital.

Interest of the Gelmons in Restated Articles of Incorporation with Amendments.

Because Michael J. Gelmon and Cory H. Gelmon will be issued shares after the number of authorized shares is increased, hold options, and have made personal guarantees to the Buyers, they have a direct material interest in the Restated Articles of Incorporation with

Amendments and increasing our authorized shares pursuant to the Restated Articles of Incorporation with Amendment to make the shares available.

          Proposed changes in authorized capital. Our authorized capital is 60,000,000 shares of common stock and 10,000,000 shares of preferred stock. We have almost exhausted our authorized capital. On the record date we had 58,661,744 shares of common stock issued and outstanding and 187,190 shares of shares of convertible preferred stock issued and outstanding.

          Under the Restated Articles of Incorporation with Amendments, our authorized capital stock will be 500,000,000 shares of common stock and 100,000,000 shares of preferred stock, all no par value.

          Shares of common stock may be issued from time to time as the Board of Directors may determine. Holders of common stock will be entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor after the requirements with respect to preferential dividends on the preferred stock, if any, have been met, and we have complied with all other requirements and subject to any other conditions relating to the preferred stock. In the event of liquidation, holders of common stock will be entitled to a proportionate share in any distribution of our assets after the payment of liabilities and after distribution in full of preferential amounts, if any, to be distributed to holders of the preferred stock. Holders of common stock will not have preemptive rights. Each share of common stock will be entitled to one vote, and cumulative voting will not permitted in the election of directors.

          At such time as there will be six or more directors, directors will be elected in three classes for terms of up to three years, and vacancies that occur during the year may be filled by the Board of Directors to serve for the remainder of the full term.

          Shares of preferred stock may be issued from time to time in one or more series as may be determined by the Board of Directors. The voting powers and the preferences and the relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof shall be established by the Board of Directors except that no holder of preferred stock shall have preemptive rights.

          A quorum for the transaction of business at any meeting of the shareholders will be one-third of the shares entitled to vote. The affirmative vote of the holders of at least a majority of the shares voted at a meeting of the shareholders at which a quorum is present will constitute shareholder approval of matters to be acted upon by the shareholders. However, in the case of a sale or other transfer of substantially all our assets, liquidation, merger, consolidation, reorganization, or similar type of extraordinary corporate transaction with a beneficial owner of 10% or more, the affirmative vote of two-thirds of the shares entitled to vote thereon will constitute approval unless such transaction is with an affiliate or subsidiary, or the transaction is approved by the affirmative vote of a majority of our continuing directors. Continuing directors will be those directors who were our directors prior to the beneficial owner of 10% or more becoming a beneficial owner or affiliate, or who are designated continuing directors prior to or at their first election as directors. Shareholders may act by written consent of a majority of the shares entitled to vote, subject to any greater voting requirements as set forth above.

          Possible anti-takeover effect. Although our Board of Directors has no current plans to use the additional shares of common stock, "blank check" preferred stock, classification of directors, cumulative voting and greater than a majority voting requirements to entrench present management, the foregoing are considered anti-takeover measures to prevent hostile takeovers attempts. To the knowledge of management, no hostile takeover attempts are presently threatened or contemplated.

Proposal 3. Approval of the 2004 Human Resources Incentive Plan.

          On October 28, 2004 the Board of Directors adopted the 2004 Human Resources Incentive Plan (the "Incentive Plan") to provide non-cash incentive compensation to employees, directors, officers and others who serve us. The Incentive Plan is attached to this Proxy Statement as Exhibit A. For a description of the Incentive Plan, please refer to "Executive Compensation -- Equity Compensation Plan Information."

          The following table further details the options granted under the Incentive Plan for which shareholder approval is sought:

	Date of	Number of	Exercise	Expiration
Name	Grant	Options	Price	Date

Michael J. Gelmon	7/29/02	500,000	$.05	7/29/07
	10/15/02	500,000	$.10	10/15/07
	8/10/03	1,000,000	$.18	8/10/08
	10/28/04	2,500,000	$.14	10/28/09
Subtotal		4,500,000

Cory H. Gelmon	7/29/02	500,000	$.05	7/29/07
	10/15/02	500,000	$.10	10/15/07
	8/10/03	1,000,000	$.18	8/10/08
	10/28/04	2,500,000	$.14	10/28/09
Subtotal		4,500,000
All current directors and executive
Officers as a group (2 persons)		9,000,000

Non-Executive Director Group
Including Richard J. Doran, nominee)		-0-

Non-Executive Officer
Employee Group		12,223,238	$.10-$.18	5/31/05-10/3/08

Total Options		21,223,238

          We received consideration in the form of services rendered or to be rendered for the granting of these options. The market value of the underlying shares was approximately $4,000,000 as of the record date.

          The United States federal income tax consequences of the issuance and exercise of options is generally as follows. The holder reports as ordinary income the discount, if any, between the fair market value and the exercise price on the exercise date. When the holder sells the underlying shares, the holder recognizes as a capital gain the difference between their sales price and the total ordinary income previously reported. If the options are treated as incentive stock options under Section 422A under the Internal Revenue Code, the holder only reports the difference between the sale price of the underlying shares and the exercise price of the options as a capital gain in the year of sale. Incentive stock option treatment requires, among other limitations, that the exercise price be equal to the fair market value on the date of grant (110% of such fair market value in the case of directors, officers and 10% shareholders).

Proposal 4. Ratification of the engagement of Schwartz Levitsky Feldman LLP to audit our financial statements for the year ending December 31, 2004.

          We propose that the shareholders ratify the engagement of Schwartz Levitsky Feldman LLP as our auditors. On September 1, 2004, the Company appointed Schwartz Levitsky Feldman LLP to audit our financial statements for the fiscal year ended December 31, 2004. We do not anticipate that a representative of Schwartz Levitsky Feldman LLP will be present at the annual meeting.

          Although a vote of shareholders is not required on this proposal, our Board of Directors is asking our shareholders to ratify the engagement.

          Gelfond Hochstadt Pangburn P.C., the independent auditors who reported on the Company's balance sheet as of December 31, 2003 and the related consolidated statements of operations, stockholders' deficit and cash flows for each of the years in the two-year period ended December 31, 2003 was dismissed effective as of September 1, 2004. Their report was qualified in that the financial statements were prepared assuming that the Company would continue as a going concern. The report stated that the Company's net loss, stockholders deficit and working capital deficiency as of December 31, 2003 raised substantial doubt about the Company's ability to continue as a going concern. The Company has no audit committee; accordingly, the decision to dismiss accountants was approved by the Board of Directors. During the Company's two most recent fiscal years and any subsequent interim period there were no disagreements with Gelfond Hochstadt Pangburn P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

Other Matters

          Our Board of Directors knows of no other matters to be acted upon at meeting. However, if other matters should come before the annual meeting, it is the intention of the proxies to vote each proxy in their discretion on such matters.

Annual Report

          Our annual report filed with the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2004, which includes audited financial statements and financial statement schedules, is included in the proxy and deemed to be a part of the proxy soliciting material. On written request directed to Cory H. Gelmon, Secretary, Banyan Corporation, Suite 500, Century Park East, Los Angeles, CA 90067, we will furnish copies of any exhibit to the Form 10K-SB upon payment of the expenses we incur in furnishing the exhibit. All of our reports filed pursuant to the Securities Exchange Act of 1934 together with the exhibits thereto are available without charge on the searchable database of the Securities and Exchange Commission at www.sec.gov/edgar.

Shareholder Proposals for Next Annual Meeting

          Under Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders intended for inclusion in our proxy statement and proxy for action at our next annual meeting must be received by September 30, 2005 in order to be considered for inclusion in our proxy materials. Proposals must be addressed to Cory H. Gelmon, Secretary, Banyan Corporation, Suite 500, Century Park East, Los Angeles, CA 90067. Such proposals may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. Under Rule 14a-4 of the Securities and Exchange Commission, for all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of Banyan not later than September 30, 2005. If a shareholder fails to so notify us of any such proposal prior to such date, management will be allowed to use their discretionary voting authority with respect to proxies held by management if the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement.

EXHIBIT A

BANYAN CORPORATION

RESTATED ARTICLES OF INCORPORATION WITH AMENDMENTS

          Banyan Corporation, an Oregon corporation incorporated on June 18, 1978, hereby restates and amends its Articles of Incorporation as follows:

ARTICLE I

NAME

          The name of the corporation is Banyan Corporation.

ARTICLE II

DURATION

          The corporation shall have perpetual existence.

ARTICLE III

PURPOSE

          The purpose for which the corporation is organized shall be to engage in any lawful business for which corporations may be incorporated pursuant to the Oregon Business Corporation Act.

ARTICLE IV

CAPITAL STOCK

          Section 1. Classes and Shares Authorized. The authorized capital stock of the corporation shall be 500,000,000 shares of Common Stock, no par value and 100,000,000 shares of Preferred Stock, no par value. No shareholder shall have preemptive rights.

          Section 2. Preferred Stock. Shares of Preferred Stock may be divided into such series as may be established, from time to time, by the Board of Directors. The Board of Directors, from time to time, may fix and determine the designation and number of shares of any series and the relative rights and preferences of the shares of any series so established as to distinguish the shares thereof from the shares of all other series. The Board of Directors is also authorized, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

          Section 3. Common Stock.

          (a) After the requirements with respect to the preferential dividends on the Preferred Stock, if any, shall have been met, and after the corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds, or other provisions, if any, for the redemption or purchase of shares and subject further to any other conditions which may be fixed in accordance with the provisions of Section 2 of this Article IV, then, and not otherwise, the holders of the Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

          (b) After distribution in full of the preferential amount, if any, to be distributed to the holders of the Preferred Stock in the event of voluntary or involuntary liquidation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of the Common Stock held by them respectively.

          (c) Except as may otherwise be required by law, each outstanding share of Common Stock shall entitle the holder thereof to one vote in respect to each share of Common Stock held by him on each matter submitted to a vote at a meeting of shareholders.

ARTICLE V

BOARD OF DIRECTORS

          Section 1. Number and Qualifications. The business and affairs of this corporation shall be governed by the Board of Directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided in the Bylaws of this corporation, provided that the number of directors shall be not fewer than three, except that there need by only as many directors as there are shareholders in the event that the outstanding shares are held of record by fewer than three shareholders.

          Directors of the corporation should have varied, complimentary backgrounds, proven leadership capabilities, experience at a high level responsibility within their field, a grasp of the issues in business, finance and the business segments in which the corporation operates, the highest personal and professional ethics, integrity and values, and commitment to the long-term interests of the corporation's shareholders.

          Section 2. Classification of Directors. At such time as there shall be six or more directors, the Board of Directors shall be divided into three classes, Class 1, Class 2 and Class 3, each class to be as nearly equal in number as possible, the term of office of Class 1 directors to expire at the first annual meeting of shareholders after their election, that of

Class 2 directors to expire at the second annual meeting after their election, and that of Class 3 directors to expire at the third annual meeting after their election. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. No classification of directors shall be effective prior to the first annual meeting of shareholders or at any time when the Board of Directors consists of less than six members. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the term(s) of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders.

          Section 3. Removal of Directors. At a special shareholders' meeting called expressly for that purpose, any or all directors may be removed with or without cause by a vote of the holders of two-thirds of the shares then entitled to vote at an election of directors.

          Section 4. Nomination of Directors.

          (a) Nominations for the election of directors may be made by the Board of Directors, by committee of the Board of Directors, or by any shareholder entitled to vote for the election of directors who is the record and/or beneficial owner of more than one percent of the corporation's shares for one year or more. Nominations by shareholders shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 14 nor more than 50 days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the seventh day following the day on which notice of the meeting was mailed to shareholders.

          (b) Each notice under subsection (a) shall set forth that the nominee meets the corporation's criteria for director, (b) the information required by Item 401 of Regulation S-K of the General Rules and Regulations under the Securities Exchange Act of 1934; and (c) be accompanied by a signed consent of the candidate to serve as a director, if nominated and elected.

          (c) The chairman of the shareholders' meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

ARTICLE VI

SHAREHOLDER VOTING

          Section 1. General. Whenever the shareholders must approve any matter, the affirmative vote of a majority of the shares entitled to vote, represented in person or proxy, and voting at a duly held meeting at which a quorum is present shall be necessary to constitute such approval or authorization, except as otherwise provided in this Article VI. A quorum shall consist of not less than one-third of the shares entitled to vote at the meeting, unless otherwise provided by the Oregon Business Corporation Act.

          Section 2. Cumulative Voting. Cumulative voting is not authorized for the election of Directors.

          Section 3. Asset Dispositions. In the event the corporation proposes to enter into a transaction to sell, lease, exchange, or otherwise dispose of all or substantially all of the property and assets of the corporation, with or without its goodwill, if not in the usual and regular course of its business, with any substantial shareholder or affiliate of the corporation, such transaction shall be authorized upon receiving the affirmative vote of the holders of two-thirds of the shares entitled to vote thereon at a duly held meeting called for that purpose, unless such transaction is with any subsidiary of the corporation or is authorized by the affirmative vote of a majority of the continuing directors of the corporation (in which cases the two-thirds voting requirement shall be reduced to a majority).

          Section 4. Mergers, Consolidations or Exchanges. In the event the corporation proposes to enter into a transaction to merge, consolidate, or exchange all of the issued or outstanding shares of one or more classes of the corporation, with any substantial shareholder or affiliate of the corporation, such transaction shall be authorized upon receiving the affirmative vote of the holders of two-thirds of the shares entitled to vote thereon at a duly held meeting called for that purpose, unless such transaction is with any subsidiary of the corporation or is authorized by the affirmative vote of a majority of the continuing directors of the corporation (in which case the two-thirds voting requirement shall be reduced to a majority).

          Section 5. Definitions. As used in this Article VI, the following terms shall have the following meanings:

          (i) An "affiliate" shall mean any person or entity, which is an affiliate within the meaning of Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended;

          (ii) A "continuing director" shall mean a director who was elected before the substantial shareholder or affiliate of the corporation which is to be a party to a proposed transaction within the scope of Sections 3 and 4 of this Article VI or is designated at or prior to his first election or appointment to the Board of Directors by the affirmative vote of a majority of the Board of Directors who are continuing directors;

          (iii) A "subsidiary" shall mean any corporation in which the corporation owns the majority of each class of equity Security; and,

          (iv) A "substantial shareholder" shall mean any person or entity which is the beneficial owner, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, of 10% or more of the outstanding capital stock of the corporation.

          Section 6. Amendments. The affirmative vote of the holders of two-thirds of the shares entitled to vote thereon shall be required necessary to amend these Articles of Incorporation, except for any other change expressly permitted by the directors by the Oregon Business Corporation Act.

          Section 7. Action Without Meeting. Action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if the action is taken by shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shareholders entitled to vote on the action were present and voted. The corporation shall comply with the notice requirements of O.R.S. 20.211.

ARTICLE VII

CONFLICTS OF INTEREST

          Section 1. Conflict of Interest Transaction. A conflict of interest transaction is a transaction with the corporation in which a director of the corporation has a direct or indirect interest. A conflict of interest transaction is not voidable by the corporation solely because of the director's interest in the transaction if any one of the following is true:

          (a) The material facts of the transaction and the director's interest were disclosed or known to the Board of Directors or a committee of the Board of Directors and the Board of Directors or committee authorized, approved or ratified the transaction;

          (b) The material facts of the transaction and the director's interest were disclosed or known to the shareholders entitled to vote and they authorized, approved or ratified the transaction; or

          (c) The transaction was fair to the corporation.

          Section 2. Indirect Interest Defined. For purposes of this Article VII, a director of the corporation has an indirect interest in a transaction if:

          (a) Another entity in which the director has a material financial interest or in which the director is a general partner is a party to the transaction; or

          (b) Another entity of which the director is a director, officer or trustee is a party to the transaction and the transaction is or should be considered by the Board of Directors of the corporation.

          3. Director Authorization. For purposes of subsection (1)(a) of this Article VII, a conflict of interest transaction is authorized, approved or ratified if it receives the affirmative vote of a majority of the directors on the Board of Directors, or on the committee, who have no direct or indirect interest in the transaction. A transaction may not be authorized, approved or ratified under this Section by a single director. If a majority of the directors, who have no direct or indirect interest in the transaction vote to authorize, approve or ratify the transaction, a quorum is present for the purpose of taking action under this Section. The presence of, or a vote cast by, a director with a direct or indirect interest in the transaction does not affect the validity of any action taken under Section (1)(a) of this Article VII if the transaction is otherwise authorized, approved or ratified as provided in Section 1 of this Article VII.

          4. Shareholder Authorization. For purposes of Section (1)(b) of this Article VII, a conflict of interest transaction is authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this subsection, voting as a single voting group. Shares owned by or voted under the control of a director who has a direct or indirect interest in the transaction, and shares owned by or voted under the control of an entity described in Section (2) (a) of this Article VII may be counted in a vote of shareholders to determine whether to authorize, approve or ratify a conflict of interest transaction under Section (1)(b) of this Article VII. A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this Article VII constitutes a quorum for the purpose of taking action under this Section.

          Section 5. Corporate Opportunities. The officers, directors and other members of management of this corporation shall be subject to the doctrine of corporate opportunities in which this corporation has expressed an interest as determined from time to time by resolution of the Board of Directors. When such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors and other members of management of this corporation shall be disclosed promptly to this corporation and made available to it. The Board of Directors may reject any business opportunity presented to it, and thereafter any officer, director or other member of management may avail himself of such opportunity. Until such time as this corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of this corporation shall be free to engage in such areas of interest on their own and the provisions hereof shall not limit the rights of any officer, director or other member of management of this corporation to continue a business existing prior to the time that such area of interest is designated by this corporation. This provision shall not be construed to release any employee of the corporation (other than an officer, director or member of management) from any duties that such employee may have to the corporation.

ARTICLE VIII

INDEMNIFICATION

          Section 1. Direct Actions. The corporation shall indemnify against liability incurred in any proceeding an individual made or threatened to be made a party,

defendant or respondent to any threatened, pending or completed action suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal because he is or was a director, officer, employee or agent of the corporation or is or was serving at the corporation's request as a director, officer, partner, trustee, employee or agent of another foreign or domestic partnership, joint venture, trust, employee benefit plan or other enterprise if:

          (a) he conducted himself in good faith;

          (b) he reasonably believed that his conduct was in best interests of the corporation or at least not opposed to its best interests, or in the case of conduct with respect to an employee benefit plan, the best interests of the plan participants and beneficiaries; and,

          (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

The termination of any proceeding by judgment, order, or conviction, or upon a plea of nolo contendere or its equivalent, is not of itself determinative that the individual did not meet the foregoing standard of conduct.

          Section 2. Limitations. The corporation may not indemnify an individual under Section 1 of this Article VIII either: in connection with a proceeding by or in the right of the corporation in which the director or officer was adjudged liable to the corporation; or, in connection with any proceeding charging improper personal benefit to the director or officer, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification under Section 1 of this Article VIII in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

          Section 3. Mandatory Indemnification. The corporation shall be required to indemnify a director, officer, employee or agent who is or was a director or officer of the corporation and who was wholly successful, on the merits or otherwise, in defense of any proceeding to which he was a party, against reasonable expenses incurred by him in connection with the proceeding.

          Section 4. Determination. The corporation may not indemnify a director, officer, employee or agent under Section 1 of this Article VIII unless authorized in the specific case after a determination has been made that indemnification of the individual is permissible in the circumstances, because he has met the standard of conduct set forth in Section 1 of this Article VIII. A determination that indemnification is permissible shall be made:

          (a) By the board of directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding;

          (b) By special legal counsel selected by the board of directors or committee in the manner prescribed in paragraph (a) or (b) of this Section or, if a quorum of the board of directors cannot be obtained under paragraph (a) of this subsection and a committee cannot be designated under paragraph (b) of this subsection, the special legal counsel shall be selected by majority vote of the full board of directors, including directors who are parties to the proceeding; or,

          (d) By the shareholders.

          Authorization of indemnification and evaluation as to the reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subsection (2)(c) of this Section to select counsel.

          Section 5. Advance of Expenses. The corporation shall pay for or reimburse the reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of the final disposition of the proceeding if: he furnishes the corporation a written affirmation of his belief that he met the standard of conduct set forth in Section 1 of this Article VIII and, he furnishes the corporation with a written undertaking, executed personally on his behalf, to repay the advance if it is determined that he did not conduct himself in good faith.

          Section 6. Insurance. The Board of Directors may exercise the corporation's power to purchase and maintain insurance on behalf of an individual who is or was a director or officer of the corporation, whether or not the corporation would have the power to indemnify him under the provisions of this Article VIII.

-END-

EXHIBIT B

BANYAN CORPORATION

2004 HUMAN RESOURCES INCENTIVE PLAN

ARTICLE I

PURPOSES

          Section 1.1. Purposes. The purposes of the Banyan Corporation 2004 Human Resources Incentive Plan (the "Incentive Plan") are to enhance the long-term stockholder value of Banyan Corporation, an Oregon corporation (the "Company") by encouraging highly qualified employees, directors, officers, independent contractors, consultants, agents, and advisors to serve the Company by offering an additional stake in its growth and success through stock ownership.

ARTICLE II

DEFINITIONS

          For purposes of this Incentive Plan, the following terms shall have the following meanings, unless the context otherwise requires:

          Section 2.1. "Award" means an award or grant made pursuant to this Incentive Plan, including, but not limited to, awards or grants of Stock Awards and Options, or any combination of the foregoing.

          Section 2.2. "Board" means the Board of Directors of the Company.

          Section 2.3. "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, whose determination shall be conclusive and binding.

          Section 2.4. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          Section 2.5. "Common Stock" means the Class A Common Stock, no par value, of the Company.

          Section 2.6. "Corporate Transaction" means any of the following events:

          (a) Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of

Common Stock are converted into cash, Securities or other property (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of capital stock of the surviving corporation immediately after the merger);

          (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation (as the term "Subsidiary Corporation" is defined in Section 8.3) of the Company; or,

          (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

          Ownership of voting Securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) under the Exchange Act as in effect on the date of adoption of this Incentive Plan.

          Section 2.7. "Disability" means "disability" as that term is defined for purposes of Section 22(e)(3) of the Code.

          Section 2.8. "Disposition Date" means the date on which an Optionee sells, exchanges, or gifts or otherwise transfers or disposes of the Common Stock underlying an Option.

          Section 2.9. "Early Retirement" means early retirement as that term is defined by the Plan Administrator from time to time for purposes of this Incentive Plan.

          Section 2.10. "Employee" means an individual with whom the Company has an employment relationship, determined with reference to withholding rules in §3401 of the Code.

          Section 2.11. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          Section 2.12. "Exercise Date" means the date on which the Optionee tenders the Exercise Price to the Company.

          Section 2.13. "Exercise Price" means the price per share of stock established by the Plan Administrator at which the Optionee may acquire the stock underlying the Option.

          Section 2.14. "Fair Market Value" shall be (a) the prevailing market price of the Common Stock determined with reference to the most contemporaneous cash sale prices as of the Grant Date, if the Common Stock is not listed on NASDAQ or an exchange, (b) if the Common Stock is listed on the NASDAQ or the OTC Bulletin Board, the average of the high and low per share sales prices for the Common Stock as reported by the NASD for a single trading day, or (c) if the Common Stock is listed on the New York

Stock Exchange or the American Stock Exchange, the average of the high and low per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.

          Section 2.15. "Grant Date" means the date the Plan Administrator adopted the granting resolution and all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date. If, however, the Plan Administrator designates in a resolution a later date as the date an Award is to be granted, then such later date shall be the "Grant Date."

          Section 2.16. "Incentive Award Agreement" means the written instrument that evidences the award of Options or a Stock Award to a containing such terms, conditions, limitations and restrictions as this Incentive Plan may require and the Plan Administrator shall deem advisable that are not inconsistent with this Incentive Plan. In the case of Options, an Incentive Award Agreement shall be substantially in the form as set forth in the Human Resources Incentive Plan Stock Option Award attached as Exhibit A hereto. In the case of a Stock Award, the Incentive Award Agreement shall be in such form as the Plan Administrator may establish from time to time in accordance with this Incentive Plan.

          Section 2.17. "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualifies as an "incentive stock option" as that term is defined in Section 422 of the Code.

          Section 2.18. "Legacy Plans" shall include any of the existing stock option plans of the Company, including the 1996 Incentive Stock Option Plan and the 2000 Incentive Stock Option Plan and any stock options and warrants heretofore issued on an ad hoc basis.

          Section 2.19. "Non-Qualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

          Section 2.20. "Option" means the right but not the obligation to purchase Common Stock granted under Section 7.

          Section 2.21. "Optionee" means the individual granted an Option.

          Section 2.22. "Participant" means (a) the person to whom an Award is granted; (b) for a Participant who has died, the personal representative of the Participant's estate, the person(s) to whom the Participant's rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Article X; or (c) person(s) to whom an Award has been transferred in accordance with Section 10.

          Section 2.23. "Plan Administrator" means the Board or any committee of the Board designated to administer this Incentive Plan under Section 3.1.

          Section 2.24. "Retirement" means retirement as of the individual's normal retirement date as the Plan Administrator from time to time for purposes of this Incentive Plan defines that term.

          Section 2.25. "Securities Act" means the Securities Act of 1933, as amended.

          Section 2.26. "Stock Award" means shares of Common Stock or units denominated in Common Stock granted under Article IX, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

          Section 2.27. "Subsidiary," except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

ARTICLE III

ADMINISTRATION

          Section 3.1. Plan Administrator. This Incentive Plan shall be administered by the Board, or a committee or committees (which term includes subcommittees) appointed by, and consisting of one or more members of the Board or officers of the Company. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "non employee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering this Incentive Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board or officers of the Company, subject to such limitations, as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

          Section 3.2. Administration and Interpretation by the Plan Administrator. Except for the terms and conditions explicitly set forth in this Incentive Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under this Incentive Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any Incentive Award Agreement. The Plan Administrator shall also have exclusive authority to interpret this Incentive Plan and may from time to time adopt, and change, rules and regulations of general application for this Incentive Plan's administration. The Plan Administrator's interpretation of this Incentive Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to this Incentive Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate from time to time administrative duties to such of the Company's officers as it may determine.

ARTICLE IV

STOCK SUBJECT TO INCENTIVE PLAN

          Section 4.1. Authorized Number of Shares. Subject to adjustment from time to time as provided in Section 11.1, a maximum of forty (50,000,000) shares of Common Stock shall be available for issuance under this Incentive Plan.

          Section 4.2. Limitations. Subject to adjustment from time to time as provided in Section 11.1, not more than two million (2,000,000) shares of Common Stock may be made subject to Awards under this Incentive Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make additional onetime grants of up to two million shares (2,000,000) to newly hired individuals or Optionees, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

          Section 4.3. Re-Use of Shares. Any Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) and/or Common Stock subject to repurchase or forfeiture which is subsequently reacquired by the Company, shall again be available for issuance in connection with future grants of Awards under this Incentive Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

ARTICLE V

ELIGIBILITY

          Section 5.1. Eligibility. Awards may be granted under this Incentive Plan to those Employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be granted to directors, officers, independent contractors, consultants, agents, and advisors who provide services to the Company and its Subsidiaries.

ARTICLE VI

AWARDS

          Section 6.1. Form and Grant of Awards. The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under this Incentive Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Non-Qualified Stock Options and Stock Awards. Awards may be granted singly or in combination.

          Section 6.2. Settlement of Awards. The Company may settle Awards through the delivery of shares of Common Stock, cash payments, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies, as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents. The Plan Administrator may at any time offer to buy out, for a payment in cash or Common Stock, an Award previously granted based on such terms and conditions as the Plan Administrator shall establish and communicate to the Participant at the time such offer is made.

          Section 6.3. Acquired Company Awards. Notwithstanding anything in this Incentive Plan to the contrary, the Plan Administrator may grant Awards under this Incentive Plan in substitution for awards issued under other plans, or assume under this Incentive Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

          Section 6.4. Options Outstanding under Legacy Plans. The Plan Administrator shall substitute, in the case of Employees, Incentive Stock Options and, in the case of directors, officers, independent contractors, consultants, agents and advisors who are not Employees, Non-Qualified Stock Options, under this Incentive Plan for all outstanding granted under the Legacy Plans, each of which shall be subject to and conformed with this Incentive Plan and reissued in conformity therewith as of their respective original grant dates.

ARTICLE VII

TERMS AND CONDITIONS OF OPTIONS

          Section 7.1. Grant of Options. The Plan Administrator is authorized under this Incentive Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Non-Qualified Stock Options, which shall be appropriately designated.

          Section 7.2. Option Exercise Price. The Exercise Price shall be as determined by the Plan Administrator; provided, however, that he Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options, subject to the provisions of Section 8.2 hereof in the case of 10% shareholders.

          Section 7.3. Term of Options. The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be ten (10) years from the Grant Date.

          Section 7.4. Exercise and Vesting of Options. The Plan Administrator shall establish and set forth in each Incentive Award Agreement the time at which, or the installments in which, an Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time or from time to time. If not so established in the Incentive Award Agreement, the Option will be immediately exercisable and the shares subject to the Option will vest according to the following schedule, which may be waived or modified by the Plan Administrator at any time: the number of shares determined by multiplying the percentage obtained by dividing (a) the length of the Participant's employment or service with the Company or its Subsidiaries by (b) the number of years from the Grant Date that the Option is exercisable. Any unvested shares acquired upon exercise of an Option shall be subject to repurchase by the Company upon termination of the Participant's employment or services in accordance with the provisions of Section 14.1.

          To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in form and substance as set forth in the Notice of Exercise of Human Resources Incentive Plan Stock Option Award attached hereto as Exhibit B (the "Notice of Exercise") in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5. The Plan Administrator may determine at any time that an Option may not be exercised as to less than one hundred (100) shares at any one time for vested shares and any number in its discretion for unvested shares (or the lesser number of remaining shares covered by the Option). Execution and delivery of the Notice of Exercise shall be a condition precedent to exercise of an Option by the Participant.

          Section 7.5. Payment of Exercise Price. The Exercise Price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Exercise Price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a fair market value on the day prior to the exercise date equal to the aggregate Option Exercise Price or (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed Notice of Exercise, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option Exercise Price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the Exercise Price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by (a) a promissory note delivered pursuant to Section 12 or (b) such other consideration as the Plan Administrator may permit.

          Section 7.6. Post-termination Exercise. The Plan Administrator shall establish and set forth in each Incentive Award Agreement whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the Incentive Award Agreement, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

          In case of termination of the Participant's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares vested at the date of such termination, only (a) within one year if the termination of the Participant's employment or services is coincident with Retirement, Early Retirement at the Company's request or Disability or (b) within three months after the date the Participant ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary if termination of the Participant's employment or services is for any reason other than Retirement, Early Retirement at the Company's request or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Participant's death may be exercised, to the extent of the number of shares vested at the date of the Participant's death, by the personal representative of the Participant's estate, the person(s) to whom the Participant's rights under the Option have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 10.1 at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option. Any portion of an Option that is not vested on the date of termination of the Participant's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In case of termination of the Participant's employment or services for Cause, the Option shall automatically terminate upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or services with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option likewise shall be suspended during the period of investigation.

          With respect to Employees, unless the Plan Administrator at any time determines otherwise, "termination of the Participant's employment or services" for purposes of this Incentive Plan (including without limitation this Section 7 and Section 14) shall mean any reduction in the Participant's regular hours of employment by fifty percent (50%) or more. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

ARTICLE VIII

INCENTIVE STOCK OPTION LIMITATIONS

          To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

          Section 8.1. Dollar Limitation. Unless otherwise provided by the Plan Administrator in the Incentive Award Agreement, if and to the extent the aggregate Fair Market Value of Common Stock determined as of the Grant Date with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under this Incentive Plan and all other stock option plans of the Company) exceeds one hundred thousand dollars ($100,000) determined in accordance with Section 422 of the Code (the "$100,000 Exercise Limitation"), then exercise of the appropriate portion of the Incentive Stock Options that correspond to the Fair Market Value in excess of $100,000 shall be delayed until the following calendar year or years thereafter in which the $100,000 Exercise Limitation would not be contravened by exercise thereof.

          In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, the $100,000 Exercise Limitation and the compliance rules set forth herein shall be applied on the basis of the order in which such Options were granted, determined by Grant Date.

          Notwithstanding the foregoing, if compliance with the $100,000 Exercise Limitation will result in the exercisability of any vested shares being delayed more than thirty (30) days beyond the vesting date for such shares, the Option shall be deemed to be two options. The first Option shall be for the maximum number of shares subject to the Option that can comply with the $100,000 Exercise Limitation without causing the Option to be unexercisable as to vested shares. The Second Option, which shall be treated as a Non-Qualified Stock Option and not as an Incentive Stock Option, shall be for the balance of the shares subject to the Option and shall be exercisable on the same terms and at the same time as set forth in this Incentive Award Agreement; provided, however, that (i) vesting of the Second Option will not be affected by cessation of Participant's employment or services on behalf of the Company for any reason; and (ii), such shares shall become vested shares on the same date or dates as set forth in this agreement without regard to this paragraph. Unless Participant specifically elects to the contrary on the Exercise Date, the first Option shall be deemed to be exercised first to the maximum possible extent and then the Sectioned Option shall be deemed to be exercised.

          Section 8.2. 10% Shareholders. If an individual owns more than ten percent (10%) of the total voting power of all classes of the Company's stock, then the Exercise Price per share of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. The determination of ten percent (10%) ownership shall be made in accordance with Section 422 of the Code.

          Section 8.3. Eligible Employees. Individuals who are not Employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, "Parent Corporation" and "Subsidiary Corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

          Section 8.4. Term. The term of an Incentive Stock Option shall not exceed ten (10) years.

          Section 8.5. Exercisability. To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability (as hereinafter defined in this Section 8.5), such Option must be exercised within one (1) year after such termination. Employment shall not be deemed to continue beyond the first ninety (90) days of a leave of absence unless statute or contract guarantees the Participant's reemployment rights. For purposes of this Section 8.5, "total disability" shall mean a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of twelve (12) months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to occur on the first day after the Company has furnished its opinion of total disability to the Plan Administrator.

          Section 8.6. Taxation of Incentive Stock Options. In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two (2) years after the Grant Date of the Incentive Stock Option and one year from the Exercise Date. A Participant may be subject to the alternative minimum tax at the Exercise Date of an Incentive Stock Option. The Plan Administrator shall require a

Participant to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

          Section 8.7. Promissory Notes. The amount of any promissory note delivered pursuant to Section 13.1 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

ARTICLE IX

STOCK AWARDS

          Section 9.1. Grant of Stock Awards. The Plan Administrator is authorized to make Awards of Common Stock or Awards denominated in units of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be as set forth in the Incentive Award Agreement. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the Stock Award shall occur by reason of termination of the Participant's employment or service relationship.

          Section 9.2. Issuance of Shares. Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Participant's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Participant or, in the case of the Participant's death, to the personal representative of the Participant's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

          Section 9.3. Waiver of Restrictions. Notwithstanding any other provisions of this Incentive Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

ARTICLE X

ASSIGNABILITY

          Section 10.1. Assignability. No Awards granted under this Incentive Plan or any interest therein may be assigned, pledged or transferred by the Participant other than by will or by the applicable laws of descent and distribution. During the Participant's lifetime an Award may be exercised only by the Participant or a permitted assignee or transferee of the Participant (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Participant to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Participant's death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in this Incentive Plan and the Incentive Award Agreement, which terms and conditions will not otherwise change.

ARTICLE XI

ADJUSTMENTS

          Section 11.1. Adjustment of Shares. In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, re-capitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any Securities exchanged therefor or received in their place, being exchanged for a different number or class of Securities of the Company or of any other corporation or (b) new, different or additional Securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of Securities subject to this Incentive Plan as set forth in Section 4.1, (ii) the maximum number and kind of Securities that may be made subject to Awards to any individual as set forth in Section 4.2, and (iii) the number and kind of Securities that are subject to any outstanding Award and the per share price of such Securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

          Section 11.2. Corporate Transaction.

          11.2.1. Options. Except as otherwise provided in the Incentive Award Agreement, in the event of a Corporate Transaction, the Plan Administrator shall determine whether provision will be made in connection with the Corporate Transaction for an appropriate assumption of the Options theretofore granted under this Incentive Plan (which assumption may be effected by means of a payment to each Participant (by the Company or any other person or entity involved in the Corporate Transaction), in exchange for the cancellation of the Options held by such Participant, of the difference between the then Fair Market Value of the aggregate number of shares of Common Stock then subject to such Options and the aggregate Exercise Price that would have to be paid to acquire such shares) or for substitution of appropriate new options covering stock of a successor corporation to the Company or stock of an affiliate of such successor corporation. If the Plan Administrator determines that such an assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Participants, and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the outstanding Options (or to the options in substitution therefor), (ii) to the Exercise Prices, and/or (iii) to the terms and conditions of the stock options, shall be binding on the Participants. Any such determination shall be made in the sole discretion of the Plan Administrator and shall be final, conclusive and binding on all Participants. If the Plan Administrator, in its sole discretion, determines that no such assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Participants, and each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become one hundred percent (100%) vested and exercisable, except that such acceleration will not occur if, in the opinion of the Company's outside accountants, it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment. All such Options shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or an affiliate thereof.

          11.2.2. Stock Awards. Except as otherwise provided in the Incentive Award Agreement, in the event of a Corporate Transaction, the vesting of shares subject to Stock Awards shall accelerate, and the forfeiture provisions to which such shares are subject shall lapse, if and to the same extent that the vesting of outstanding Options accelerates in connection with the Corporate Transaction. If unvested Options are to be assumed, continued or substituted by a successor corporation without acceleration upon the occurrence of a Corporate Transaction, the forfeiture provisions to which such Stock Awards are subject will continue with respect to shares of the successor corporation that may be issued in exchange for such shares subject to Stock Awards.

          Section 11.3. Further Adjustment of Awards. Subject to Section 11.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or changes in control that is the reason for such action.

          Section 11.4. Limitations. The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE XII

WITHHOLDING

          Section 12.1. Withholding. The Company or the Plan Administrator may require the Participant to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to this Incentive Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Participant to satisfy withholding obligations, in whole or in part, (a) by paying cash, (b) by electing to have the Company withhold shares of Common Stock or (c) by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any shares of Common Stock to be issued pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Participant an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Participant to the Company or a Subsidiary.

ARTICLE XIII

LOANS, INSTALLMENT PAYMENTS
AND LOAN GUARANTEES

          Section 13.1. Loans, Installment Payments and Loan Guarantees. Subject to applicable legal restrictions, to assist a Participant (including a Participant who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under this Incentive Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (a) the extension of a loan to the Participant by the Company, (b) the payment by the Participant of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the Participant from a third party. The terms of any loans, installment payments or loan guarantees, including the interest rate and terms of repayment, will be subject to the Plan Administrator's discretion. Loans, installment payments and loan guarantees may be granted with or without Security. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

ARTICLE XIV

REPURCHASE RIGHTS; ESCROW

          Section 14.1. Repurchase Rights. Unless otherwise provided in the Incentive Award Agreement, by accepting an Option, Participant grants the Company the right and option to repurchase any Common Stock subject to the Option that remains unvested on the earlier of: (a) the date Participant ceases to be an Employee or provide services, as the case may be, to the Company or any Subsidiary for any reason whatsoever, including, without limitation termination with or without Cause, death or permanent Disability, and (b) the date Participant or Participant's legal representative attempts to sell, transfer, assign, pledge, encumber or otherwise dispose of any unvested shares in contravention of any of the provisions of this Incentive Plan, the Incentive Award Agreement or the Notice of Exercise.

          The Company may exercise the repurchase option by giving Participant written notice within sixty (60) days after (a) such termination of employment or services (or exercise of the Option, if later) or (b) the Company has received notice of the attempted disposition. If the Company fails to give notice within such sixty (60) day period, the repurchase option shall terminate, unless the Participant and the Company have extended the time for the exercise of the repurchase option. The repurchase option must be exercised, if at all, for all the unvested shares, except as Participant and the Plan Administrator or the Company may otherwise agree.

          Payment to Participant by the Company shall be made in cash within thirty (30) days after the date of mailing the written notice of exercise of the repurchase option. The repurchase option must be exercised, if at all, for all the unvested shares, except as Participant and the Company may agree otherwise.

          Payment to Participant by the Company shall be made in cash within thirty (30) days after the date of the mailing of the written notice of exercise of the repurchase option. For purposes of the foregoing, cancellation of any indebtedness Participant owes to the Company shall be treated as payment to Participant in cash to the extent of the unpaid principal and any accrued interest canceled. The purchase price per share being repurchased by the Company shall be an amount equal to Participant's original Exercise Price therefor, as adjusted as provided in the Plan. Participant shall deliver the shares of stock being repurchased to the Company at the same time as the Company delivers the purchase price to Participant.

          Participant authorizes and directs the Plan Administrator, the Company's Chief Financial Officer or transfer agent to transfer to the Company any unvested shares as to which the repurchase option has been exercised.

          The Company shall have the right to assign the repurchase option at any time or from time to time to any person whether or not the repurchase option is then exercisable.

          The repurchase option shall remain in full force and effect in the event of a Corporate Transaction; provided however, that if, pursuant to Section 11.2.1, the Plan Administrator shall determine that no substitution or assumption of Options will be made in connection with the Corporate Transaction and the vesting of such options is therefore accelerated, the repurchase option shall terminate and all unvested shares shall be fully vested.

          Nothing in this agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate

Participant's employment or services on behalf of the Company, for any reason, with or without Cause.

          Subject to the terms and conditions of this Incentive Plan, the unvested shares may not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of under any circumstances, whether voluntarily, by operation of law, by gift or by applicable laws of descent and distribution. Any attempted transaction in unvested shares in conflict with this Incentive Plan or an Incentive Award Agreement shall be null and void.

          The Plan Administrator shall have the discretion, exercisable either before or after the Participant's cessation of employment or services, to cancel the Company's outstanding repurchase rights and authorize the issuance of unvested shares of Common Stock pursuant to the exercise of an Option and thereby effectively accelerate the vesting of such shares.

          Section 14.2. Escrow. To ensure that shares of Common Stock acquired pursuant to an Award that are subject to any repurchase or forfeiture right, stockholders agreement and/or Security for any promissory note will be available for repurchase or forfeiture, the Plan Administrator may require the Participant to deposit the certificate or certificates evidencing such shares with an agent designated by the Plan Administrator under the terms and conditions of escrow and Security agreements approved by the Plan Administrator. If the Plan Administrator does not require such deposit as a condition of exercise of an Option or grant of a Stock Award, the Plan Administrator reserves the right at any time to require the Participant to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

          As soon as practicable after the expiration of any repurchase or forfeiture rights or stockholders agreement, and after full repayment of any promissory note secured by the shares in escrow, the agent shall deliver to the Participant the shares no longer subject to such restrictions and no longer Security for any promissory note.

          In the event shares held in escrow are subject to the Company's exercise of a repurchase or forfeiture right or a stockholders agreement, the notices required to be given to the Participant shall be given to the agent and any payment required to be given to the Participant shall be given to the agent. Within thirty (30) days after payment by the Company, the agent shall deliver the shares, which the Company has purchased to the Company and shall deliver the payment received from the Company to the Participant.

          In the event of any stock dividend, stock split or consolidation of shares or any like capital adjustment of any of the outstanding Securities of the Company, any and all new, substituted or additional Securities or other property to which the Participant is entitled by reason of ownership of shares acquired upon exercise of an Option or grant of a Stock Award shall be subject to any repurchase or forfeiture rights, stockholders agreement, and/or Security for any promissory note with the same force and effect as the shares subject to such repurchase or forfeiture rights, stockholders agreement and/or Security interest immediately before such event.

ARTICLE XV

MARKET STANDOFF

          Section 15.1. Market Standoff. In connection with any underwritten public offering by the Company of its equity Securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, a person shall not sell, or make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares issued pursuant to an Award granted under this Incentive Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect only if and to the extent and for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors; provided, however, that in no event shall the weighted average number of days in such period exceed one (1) year. The limitations of this paragraph shall in all events terminate two (2) years after the effective date of the Company's initial public offering.

          In the event of any stock split, stock dividend, re-capitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, then any new, substituted or additional Securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 15, to the same extent the purchased shares are at such time covered by such provisions.

          In order to enforce the limitations of this Section 15.1, the Company may impose stop-transfer instructions with respect to the purchased shares and any new, substituted or additional Securities distributed with respect to the purchased shares until the end of the applicable standoff period.

ARTICLE XVI

AMENDMENT AND TERMINATION OF INCENTIVE PLAN

          Section 16.1. Amendment of Incentive Plan. This Incentive Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares available for issuance under this Incentive Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation.

          Section 16.2. Termination of Incentive Plan. The Board may suspend or terminate this Incentive Plan at any time. This Incentive Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten (10) years after the date of the Legacy Plans.

          Section 16.3. Consent of Participant. The amendment or termination of this Incentive Plan shall not, without the consent of the Participant, impair or diminish any rights or obligations under any Award theretofore granted under this Incentive Plan.

          Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

ARTICLE XVII

GENERAL

          Section 17.1. Evidence of Awards. Awards granted under this Incentive Plan shall be evidenced by an Incentive Award Agreement as defined in Article II hereof.

          Section 17.2. Continued Employment of Participant. Nothing in this Incentive Plan, participation in this Incentive Plan or any action of the Plan Administrator taken under this Incentive Plan shall be construed as giving any person any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of any person.

          Section 17.3. Registration. The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state Securities laws, any shares of Common Stock, Security or interest in a Security paid or issued under, or created by, this Incentive Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state Securities laws.

          Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the non issuance or sale of such shares as to which such requisite authority shall not have been obtained.

          As a condition to the exercise of an Award, the Company may require the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Participant as may from time to time be necessary to comply with the federal and state Securities laws.

          Section 17.4. No Rights as Stockholder. No Option or Stock Award denominated in units shall entitle the Participant to any dividend, voting or other right of a stockholder unless and until the date of issuance under this Incentive Plan of the shares that are the subject of such Award, free of all applicable restrictions.

          Section 17.5. Compliance with Regulations. Notwithstanding anything in this Incentive Plan to the contrary, the Board, in its sole discretion, may bifurcate this Incentive Plan so as to restrict, limit or condition the use of any provision of this Incentive Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning this Incentive Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of this Incentive Plan, any Option granted as an Incentive Stock Option pursuant to this Incentive Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

          Section 17.6. No Trust or Fund. This Incentive Plan is intended to constitute an "unfunded" Incentive Plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

          Section 17.7. Severability. If any provision of this Incentive Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify this Incentive Plan or any Option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of this Incentive Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of this Incentive Plan and any such Option shall remain in full force and effect.

ARTICLE XVIII

EFFECTIVE DATE

          Section 18.1. Effective Date. This Incentive Plan's effective date is the date on which the Board adopts it, so long as it is approved by the Company's stockholders at any time within 12 months of such adoption.

          IN WITNESS WHEREOF, this Incentive Plan has been adopted by the Board and approved by the Company's stockholders on October 28, 2004 and _________________ , respectively.

BANYAN CORPORATION

S E A L	/s/ Michael Gelmon

Michael Gelmon, Chief Executive Officer

Attest:	/s/ Cory Gelmon
Cory Gelmon, President, Chief Financial Officer and Secretary

EXHIBIT A

FORM OF
HUMAN RESOURCES INCENTIVE PLAN
STOCK OPTION AWARD

[Name of Participant]
[Address of Participant]

Dear [Name of Participant]:

          We are pleased to inform you that the Board of Directors [Plan Administrator] of Banyan Corporation, an Oregon Corporation (the "Company"), hereby awards and grants to you ("Participant") as of ______________ , 200___ (the "Grant Date") the right and option to purchase _____________ shares of the Class A Common Stock, no par value of the Company at the exercise price of $ ____________ per share (the "Exercise Price"), for a term of _________ years from the Grant Date (the "Option").

          This Option is subject to the restrictions as set forth below and to all the terms and conditions of the Banyan Corporation 2004 Human Resources Incentive Award Plan (the "Incentive Plan"), a copy of which is attached hereto and incorporated herein by this reference. The terms used herein that are defined in the Incentive Plan shall have the same meanings ascribed to them in the Incentive Plan. By signing below, you and your spouse (if any) acknowledge that you have read and understood the Incentive Plan, are familiar with the terms and conditions of the Incentive Plan, agree to be bound by the terms and conditions of the Incentive Plan, and have received such independent tax and legal advice as you and your spouse (if any) have deemed necessary to accept this Option.

          This Option [mark one] ____ is _____ is not granted with the intention that it be treated as an Incentive Stock Option as defined in the Incentive Plan.

          For terms and conditions of the Incentive Plan describing the installments in which this Option shall vest and become exercisable, please refer to Section 7.4, "Exercise and Vesting."

          For terms and conditions of the Incentive Plan relating to exercise of this Option if a Participant ceases to be employed by, or to provide services to, the Company, please refer to Section 7.6, "Post Termination Exercise."

          For terms and conditions of the Incentive Plan relating to the treatment of Options to the extent aggregate Fair Market Value of Options exercisable for the first time during any calendar year exceeds $100,000, please refer to Section 8.1, "Dollar Limitation."

          For terms and conditions of this Incentive Plan relating to whether provision will be made in connection with a Corporate Transaction for an assumption of this Option or an acceleration of vesting and exercisability, please refer to Section 11.2.1, "Corporate Transaction -- Options."

          For terms and conditions of the Incentive Plan relating to the Company's repurchase of the issuance of unvested shares of Common Stock pursuant to the exercise of an Option and the escrow of shares subject to such repurchase right, please refer to Sections 14.1 and 14.2, entitled "Repurchase Rights" and "Escrow" respectively.

          The undersigned agrees to give the Plan Administrator or its designee at the offices of the Company prompt written notice of the sale, transfer or other disposition of any Common Stock acquired by exercise of this Option.

          This agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and to the heirs, executors, administrators and personal representatives of the undersigned Participant and his or her spouse, if any.

          IN WITNESS WHEREOF, the Company, the Participant and his or her spouse have executed, agreed to and accepted this agreement on the respective dates set forth below.

Dated: ________________ , 2004.

"Company"

By: ____________________________________

_________________, Authorized Officer

ATTEST:

____________________________________

Accepted and agreed to this _________day of __________________________________, 2004.

 "Participant"

 ____________________________________

Accepted and agreed to this _________day of __________________________________, 2004.

Spouse of Participant

________________________________________

EXHIBIT B

FORM OF
NOTICE OF EXERCISE
OF HUMAN RESOURCES INCENTIVE PLAN
STOCK OPTION AWARD

Plan Administrator
And Board of Directors
Banyan Corporation

Gentlemen:

          I hereby elect to exercise Options to purchase ____________ shares of Banyan Corporation (the "Company") Class A Common Stock, no par value (the "Shares"), pursuant to the Company's 2004 Human Resources Incentive Plan, dated October 28, 2004 (the "Incentive Plan"). I acknowledge to the Company that (1) any unvested Shares acquired upon exercise of Options hereby shall be subject to repurchase by the Company upon termination of my employment or services or any unauthorized disposition of the Shares, in accordance with the provisions of Section 14.1 of this Incentive Plan, (2) the Shares to be issued to me are being acquired for investment and not with a view to the distribution thereof, (3) that I will not offer, sell, transfer, or otherwise dispose of the Shares except in a transaction which does not violate the Securities Act of 1933, as amended (the "Act"), and (4) that the Shares are "restricted Securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act.

          I acknowledge and understand that the Shares are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I also understand the Company is the only person, which may register its Securities under the Act. Furthermore, the Company has not made any representations, warranties, or covenants to me regarding the registration of the Shares or compliance with Regulation A or some other exemption under the Act.

          I further acknowledge that I am fully aware of the applicable limitations on the resale of the Shares. Rule 144 and Rule 237 permit sales of "restricted Securities" upon compliance with certain requirements. If either Rule 144 or Rule 237 is available and relied upon for the resale of the Shares, I may resell the Shares only in accordance with its limitations. Any and all certificates representing the Shares and any Securities issued in replacement or exchange therefor, shall bear the following legend, which I have read and understood:

          "The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act"), and are "restricted Securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

          I further agree that the Company shall have the right to issue stop transfer instructions to its transfer agent to bar the transfer of any of my certificates except in accordance with the Act. I acknowledge that the Company has informed me of its intention to issue such instructions.

          I will provide the Plan Administrator prompt written notice of any disposition of any of the Shares.

Dated:

Very truly yours,

Participant

Agreed to and accepted this ________ day of _______________________ , 2004.

Spouse of Participant

__________________________________________

BANYAN CORPORATION
Suite 500, 1925 Century Park East
Los Angeles, CA 90067

Audit Committee Report

          The full Board of Directors of Banyan Corporation, discharging the duties of an audit committee of the Board of Directors, discussed with the independent auditors of Banyan Corporation all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Prior to the inclusion and filing with the Securities and Exchange Commission of the consolidated audited financial statements in Banyan Corporation's annual report on Form 10-KSB for the year ended December 31, 2003, the Board of Directors discussed with management and reviewed Banyan Corporation's consolidated audited financial statements. In addition, the Board of Directors obtained from the independent auditors a formal written statement indicating that no relationships exist between the auditors and Banyan Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," discerned from discussions with the auditors that no relationships exist that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Prior to the filing of the Form 10-KSB with the Securities and Exchange Commission, and based on the review and discussions referenced above, the Board of Directors recommended that the audited financial statements be included in the Form 10-KSB.

Respectfully submitted,

Board of Directors of Banyan Corporation
/s/ Michael J. Gelmon
/s/ Cory H. Gelmon

BANYAN CORPORATION
PROXY FOR 2004 ANNUAL MEETING OF SHAREHOLDERS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned shareholder of Banyan Corporation (the "Company") hereby constitutes and appoints Michael J. Gelmon and Cory H. Gelmon, jointly and severally, with power of substitution, as proxies (the "Proxies") to represent the undersigned at the annual meeting of shareholders of the Company to be held at 2:00 p.m., local time, on Monday, January 10, 2005, at the Company's offices, Suite 500, 1925 Century Park East, Los Angeles, CA 90067 and at any adjournment(s) thereof (the "Meeting"), and to vote the number of shares the undersigned would be entitled to vote if present in person as specified on the following matters and otherwise in their discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES AND FOR THE APPROVAL OF PROPOSALS 2, 3 AND 4.

1. To elect three directors to the Company's Board of Directors as follows:

☐  FOR all nominees listed below, except ☐  WITHHOLD AUTHORITY as to

Michael J. Gelmon          Cory H. Gelmon           Richard J. Doran

Note: To withhold authority to vote for a nominee, strike out the nominee's name. If you do not strike out the name your proxy be voted "for" each nominee above.

2. To approve the Restated Articles of Incorporation with Amendments.

☐  FOR approval           ☐  AGAINST approval           ☐  ABSTAIN

3. To approve the 2004 Human Resources Incentive Plan and options issued thereunder.

☐  FOR approval           ☐  AGAINST approval           ☐  ABSTAIN

4. To ratify the engagement of Schwartz Levitsky Feldman LLP to audit our financial statements for the year ending December 31, 2004.

☐  FOR approval           ☐  AGAINST approval           ☐  ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. YOU MAY REVOKE THE PROXY BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUING A LATER PROXY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

          Please mark, date, sign and return this proxy as soon as possible in the enclosed envelope. For a corporation, limited liability company, partnership, attorney-in-fact, executor, administrator, trustee, guardian and the like, please indicate the capacity in which you are authorized to vote on behalf of the other person or entity, as the case may be. For joint tenants, both should please sign.

Please sign below

X___________________________________

Please indicate signature capacity below
                               -Or-
Other joint tenant please sign below

X___________________________________

Please date: __________________

☐  PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING.